HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042        HV-5244 - PremierSolutions Standard (Series II)

Supplement dated February 24, 2011 to your Prospectus

FUND NAME CHANGE

GE PREMIER GROWTH EQUITY FUND — CLASS A

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name

GE Premier Growth Equity Fund - Class A	Highland Premier Growth Equity Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.